                                                                   EXHIBIT 10.16

                       Executive Officers who are Parties
                   to an Nonstatutory Stock Option Agreement

                                       Number of Shares of Mariner
                                       Energy LLC, Common Stock
Executive Officer                    Subject to Stock Option Agreement
-----------------                    ---------------------------------

Robert E. Henderson                               14,885
Richard R. Clark                                   8,994
Michael W. Strickler                               8,994
L.V. McGuire                                       7,406
Frank A. Pici                                      1,090
W. Hunt Hodge                                      1,115
David S. Huber                                    13,548
                                                  ------

Totals                                            56,032
                                                  ======